UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

February 18, 2004
Date of Report (date of earliest event reported)

HOST AMERICA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-16196	06-1168423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Broadway
Hamden, Connecticut 06518
(Address of Principal Executive Offices
Including Zip Code)

(203) 248-4100
(Registrant’s telephone number,
Including area code)

Not Applicable
(Former name or former address, if changed since last report)
Item 1.	Changes in Control of Registrant

N/A

Item 2.	Acquisition or Disposition of Assets

N/A

Item 3.	Bankruptcy or Receivership

N/A

Item 4.	Changes in Registrant’s Certifying Accountants

N/A

Item 5.	Other Events

N/A

Item 6.	Resignations of Registrant’s Directors

N/A

Item 7.	Financial Statements and Exhibits

(c) Exhibits

	99.1	Press Release dated February 18, 2004

Item 8.	Change in Fiscal Year

N/A

Item 9.	Regulation FD Disclosure

N/A

Item 10.	Amendments/Waivers to the Registrant’s Code of Ethics

N/A

-2-

Item 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

N/A

Item 12.	Results of Operations and Financial Conditions

On February 18, 2004, Host America Corporation announced its results of operations for the three and the six months ended December 31, 2003.  A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.  The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and incorporated by reference in any of our filings under the Securities Act of 1933, as amended, as may be specified in such filing.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST AMERICA CORPORATION

Dated: February 19, 2004	By: Geoffrey Ramsey
Geoffrey Ramsey
Chief Executive Officer